Table of Contents

USAA Family of Funds                       1
Message from the President                 2
Investment Review                          4
Message from the Manager                   5
Financial Information:
   Independent Auditors' Report            7
   Statement of Assets and Liabilities     8
   Portfolio of Investments in Securities  9
   Notes to Portfolio of Investments      14
   Statement of Operations                15
   Statements of Changes in Net Assets    16
   Notes to Financial Statements          17

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

        USAA Investment Management Company
        Attn: Report Mail
        9800 Fredericksburg Road
        San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.

USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 29 funds by investment objective as of June 30, 1995. If you're interested in more information, please call us at 1-800-531-1087 for a prospectus. Please read the prospectus carefully before investing.

                                               Average Annual Total Return**
   Investment          Inception                                      Since      7-Day    30-Day***
   Objective              Date        1 yr      5 yrs     10 yrs    Inception    Simple     SEC

Capital Appreciation
Aggressive Growth      10/19/81      39.72      11.12      9.78          -         -         -
Emerging Markets        11/7/94        -          -         -         (.50 )       -         -
Gold                    8/15/84       6.88       4.66      2.86          -         -         -
Growth                   4/5/71      26.34      12.37     11.75          -         -         -
Growth & Income          6/1/93      21.19        -         -        10.49         -         -
International           7/11/88       4.23       7.89       -         9.33         -         -
World Growth            10/1/92       7.88        -         -        11.71         -         -

Asset Allocation
Growth and Tax
         Strategy****   1/11/89      11.09       8.59       -         8.93         -         4.06
Cornerstone
         Strategy****   8/15/84       9.25       9.24     12.00          -         -         -

Income - Taxable
GNMA                     2/1/91      11.00        -         -         8.08         -         6.79
Income                   3/4/74      15.07      10.00     10.04          -         -         6.87
Income Stock             5/4/87      19.52      12.26       -        11.44         -         -
Short-Term Bond          6/1/93       8.40        -         -         4.83         -         6.77

Income - Tax Exempt
Long-Term               3/19/82       7.28       7.66      8.60          -         -         5.79
Interediate-Term        3/19/82       7.60       7.71      7.82          -         -         5.22
Short-Term              3/19/82       5.23       5.52      5.76          -         -         4.36
California Bond*         8/1/89       8.96       7.66       -         7.23         -         5.79
Florida Tax-Free Income*10/1/93       7.82        -         -          .09         -         5.71
New York Bond*         10/15/90       7.36        -         -         8.65         -         5.60
Texas Tax-Free Income*   8/1/94          -        -         -         8.40         -         5.63
Virginia Bond*         10/15/90       8.79        -         -         8.31         -         5.78

Money Market
Money Market             2/2/81       5.33       4.76      6.06          -        5.75       -
Tax Exempt Money Market  2/6/84       3.34       3.57      4.45          -        3.82       -
Treasury Money Market
               Trust     2/1/91       5.06        -         -         4.01        5.69       -
California Money Market* 8/1/89       3.31       3.36       -         3.71        3.74       -
Florida Tax-Free Money
               Market*  10/1/93       3.23        -         -         2.72        3.74       -
New York Money Market* 10/15/90       3.15        -         -         2.98        3.69       -
Texas Tax-Free Money
               Market*   8/1/94         -         -         -         3.06        3.72       -
Virginia Money Market* 10/15/90       3.25        -         -         3.18        3.61       -

* Shares of the state funds are authorized for sale only to residents of the states listed above.

** Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will maintain a stable net asset value of $1 per share.

Some tax-exempt income may be subject to state or local taxes or the federal alternative minimum tax.

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

*** Calculated as prescribed by the Securities and Exchange Commission.

**** Formerly known as Balanced Portfolio Fund and Cornerstone Fund, respectively.



Message from the President

" . . .  I did decide to practice one
thing I have preached for many years."

Most of these messages look back at events. This one looks forward.

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."

"Secure" may be an exaggeration, but I did decide to practice one thing
I have preached for many years. I told Alexandra to get the little fellow a social security number, and as soon as she furnished that to me (well, almost as soon), I opened an InveStart((registered trademark)) account for Karl Joseph. This account, in the USAA Income Stock Fund, was opened for $100, and will have $50 per month added to it by an electronic funds transfer from my checking account.

InveStart is a program that we have offered for many years. For now it is available for use with the Income Stock Fund, Cornerstone Strategy Fund and Money Market Fund.(1) That lineup will soon expand. We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.

The effect for Karl Joseph can be quite powerful. It is well documented that the stock market, as measured by the S&P 500 stock index, has produced a total return of 10% for the last 18 years ended July 31, 1995 (Source: Lipper Analytical Services, Inc.).(2)

The chart on the next page shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. It is for illustrative purposes only and should not be considered an indication of fund performance by any of the USAA Family of Funds.

[Photograph of Michael J. C. Roth, President and Chairman of the Board appears here]

A systematic plan like this doesn't assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of low and high price levels.

[A graph is shown here which shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. The horizontal axis shows the years, and the vertical axis shows the dollar amount. The beginning value is $100 and the ending value is $24,209.]

In 18 years, college will cost more than it does now. This sum today would go a long way toward an education in an in-state public university. In 18 years it will not buy as much education as it does today, but it will be quite meaningful. If we add to the cash flow on birthdays, or if other relatives kick in, it will be even more meaningful. And it is relatively painless.

I promise to keep you posted on the progress of Karl Joseph's education fund. This is not theoretical; it is real.

Sincerely,

Michael Joseph Carl Roth
President and
Vice Chairman of the Board

(1)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1 per share. Please read the prospectus carefully before you invest or send money.

(2)Past performance is no guarantee of future results.
Hypothetical Illustration:


Investment Review

Short-Term bond fund

OBJECTIVE: High current income consistent with preservation of principal.
Types of Investments: A broad range of investment-grade debt securities.

                                7/31/95
Net Assets                   $76.2 Million
Net Asset Value Per Share        9.87

The 30-Day SEC Yield, calculated as prescribed by the Securities and Exchange Commission, was 6.70% based on the July 31, 1995, offering price. On that date, the weighted average maturity of the portfolio was 2.8 years.

Average Annual Total Return as of 7/31/95

1 Year                                7.90%
Since inception on June 1, 1993       4.79%

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 6/1/93 to 7/31/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: Lehman Brothers 1-3 Yr. Govt./Corp. Index - $11,077, USAA Short-Term Bond Fund - $11,070 and the Lipper Short Investment Grade Debt Avg. - $10,952.]


The Lehman Brothers 1-3 Year Government/Corporate Index is an unmanaged index made up of all the government, agency, and corporate bonds longer than one year and less than three years. The Lipper Short Investment
Grade Debt Average is the average performance level of all Short Investment Grade Debt Funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


Message from the Manager

[Photograph of Paul Lundmark, Portfolio Manager, appears here]

The Last Six Months

Since the last report on January 31, 1995, interest rates have declined dramatically. The increases in overnight rates instituted by the Federal Reserve Board in 1994 caused the economy to slow significantly. In response, the Federal Reserve Board eased overnight rates by a quarter of a percent in early July. The economy is now showing some signs of life, but inflation seems well contained.

Portfolio Strategies

Given the bullish sentiment in the market, I lengthened the average weighted maturity from 2.3 years as of January 31, 1995, to 2.8 years as of July 31, 1995. I accomplished this by buying fixed-rate, corporate-debt securities with longer maturities and by decreasing the combined percentage of cash-equivalent and variable-rate demand notes from 49% to 43% of net assets. Generally, when rates fall, securities with longer maturities will show greater price appreciation.

I continue to hold a significant position in BBB-rated corporate bonds. Investor demand is still high for BBB-corporate securities because of their higher yields, so there is potential for them to perform relatively well.

[A pie chart is shown here depicting the Portfolio Mix as of July 31, 1995 of the USAA Short-Term Bond Fund to be: Cash Equivalents - 43%, BBB Rated Corporate Bonds - 49%, BB Rated Corporate Bonds - 5% and
A Rated Corporate Bonds - 3%]


While I have cut back on the percentage of cash-equivalents and variable-rate demand notes, they still comprise a significant percentage of the Fund. They provide stability to the net asset value and position the Fund well if interest rates should start to increase.

I also want to report that the prices on the two dollar-denominated holdings of Mexican companies, which comprise only 5.1% of the portfolio, have rebounded since the January 31, 1995 report. Empresas La Moderna and Fomento Economico Mexicano continue to be excellent companies that can service their debt obligations without any problem.

Outlook

I always like to stress that it is impossible to predict the course interest rates will take. However, the general feeling is that the economy is not going into a recession nor should it be so robust as to significantly increase inflation. In this environment, the Fund should provide high current income balanced with minimal price volatility.

Percentages of the net assets in the portfolio of the investments referenced in the Message from the Manager are as follows: Empresas La Moderna 2.5% and Fomento Economico Mexicano 2.6%.

See page 9 for a complete listing of the Portfolio of Investments in Securities.

Independent Auditors' Report
The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Short-Term Bond Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the related statement of operations for the year ended July 31, 1995, the statements of changes in net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information presented in note 6 to the financial statements for each of the periods in the three-year period ended July 31, 1995. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Short-Term Bond Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the results of its operations for the year ended July 31, 1995, the changes in its net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information for each of the periods in the three-year period ended July 31, 1995, in conformity with generally accepted accounting principles.


                                 KPMG PEAT MARWICK LLP
San Antonio, Texas
September 5, 1995



Short-Term Bond Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1995


Assets
   Investments in securities, at market value
     (identified cost of $74,984)                           $ 74,978
   Cash                                                          347
   Receivables:
        Capital shares sold                                      304
        Interest                                                 975
                                                            --------
             Total assets                                     76,604
                                                            --------
Liabilities
   Capital shares redeemed                                       302
   USAA Transfer Agency Company                                   14
   Accounts payable and accrued expenses                          47
   Dividends on capital shares                                    51
                                                            --------
             Total liabilities                                   414
                                                            --------
       Net assets applicable to capital shares outstanding  $ 76,190
                                                            ========
Represented by:
   Paid-in capital                                          $ 76,753
   Accumulated net realized loss on investments                 (557)

   Net unrealized depreciation of investments                     (6)
                                                            --------
      Net assets applicable to capital shares outstanding   $ 76,190
                                                            ========
   Capital shares outstanding                                  7,722
                                                            ========
   Net asset value, redemption price, and offering
                                          price per share   $   9.87
                                                            ========
See accompanying notes to financial statements.

Short-Term Bond Fund
Categories and Definitions
Portfolio of Investments in Securities

July 31, 1995

This year's Portfolio of Investments in Securities has a new format. The securities are now divided into three categories - fixed rate instruments, variable rate demand notes, and cash equivalents. We hope this presentation enhances your understanding of the securities held in the fund.

Fixed Rate Instruments - consist of bonds and notes. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Cash Equivalents - consist of short-term obligations issued by banks, corporations, and U.S. Government Agencies. The coupon rate is constant to maturity. At maturity, the security pays face value.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

Short-Term Bond Fund
Portfolio of Investments in Securities
(In Thousands)

July 31, 1995


   Principal                                  Coupon                    Market
    Amount           Security                  Rate        Maturity      Value
    ------           --------                  ----        --------      -----


                               Fixed Rate Instruments (55.3%)
             Auto Parts
$    2,500   Arvin Industries, Inc., Notes     6.88%        2/15/01    $  2,425
                                                                       --------
             Banks
     2,500   Capital One Bank, Bank Notes      8.13         2/27/98       2,580
     2,500   Corporacion Andina de Foento,
               Global Bonds                    7.38         7/21/00       2,479
     2,000   Summit Bank, Subordinated Notes   6.75         6/15/03       1,901
                                                                       --------
                                                                          6,960
                                                                       --------

             Beverages - Alcoholic
     2,000   Fomento Economico Mexicano S.A.
               de C.V., Notes                  9.50         7/22/97       1,944(a)
                                                                       --------

             Broadcasters
     1,500   Tele-Communications, Inc., Notes  9.88         4/01/98       1,604
                                                                       --------

             Electrical Equipment
     3,000   Westinghouse Electric Corp.,
               Global Notes                    8.88          6/01/01      3,102
                                                                       --------

             Entertainment
     3,000   Time Warner, Inc., Global Notes   7.45          2/01/98      3,035
                                                                       --------

             Finance - Business/Commercial
     1,500   Great Lakes Power, Inc., Notes    8.90         12/01/99      1,573
                                                                       --------
             Healthcare - Miscellaneous
     2,500   Caremark International, Inc.,
                Notes                          6.88          8/15/03      2,340
                                                                       --------

             Real Estate Investment Trusts
     3,000   Developers Diversified Realty Corp.,
                  Senior Notes                 7.63          5/15/00      2,993
     3,000   Nationwide Health Properties, Inc.,
                   MTN                         8.61          3/01/02      3,154
                                                                       --------
                                                                          6,147
                                                                       --------

             Retail Stores - Department Stores
     2,000   K Mart Corp., MTN                 7.76          7/01/02      2,013
                                                                       --------

             Retail Stores - General Merchandising
     3,000   Woolworth Corp., Global Notes     7.00          6/01/00      2,960
                                                                       --------

             Textiles - Products
     2,000   Fruit of the Loom, Inc., Senior
                                Notes          7.88         10/15/99      2,074
                                                                       --------

             Tobacco
     2,000   Empresas La Moderna S.A. de C.V.,
                 Notes                        10.25         11/12/97      1,932(a)
     2,000   RJR Nabisco, Inc., Notes          8.00          7/15/01      2,000
                                                                       --------
                                                                          3,932
                                                                       --------

             Transportation - Miscellaneous
     2,000   Kirby Corp., MTN                  7.25          6/01/00      2,003
                                                                       --------

             Total fixed rate instruments (cost: $42,118)                42,112
                                                                       --------

                          Variable Rate Demand Notes (39.5%)
             Automobiles
     3,000   Alabama IDA RB, Series 1994,
               (CRE)                           6.10         11/01/14      3,000(a)
                                                                       --------
             Buildings
     3,000   Erie Funding I, Notes, (CRE)      6.10         11/01/16      3,000
     2,650   KMS Research Laboratories, RB,
               (CRE)                           6.15          2/01/13      2,650
     1,685   Scottsboro, AL, Industrial Development
                  Board RB, Series 1995, (CRE) 6.15         10/01/10      1,685
                                                                       --------
                                                                          7,335
                                                                       --------
             Entertainment
     3,000   Denver, CO, Urban Renewal Auth. Tax
                  Increment RB, Series 1992B,
                      (CRE)                    6.10          9/01/11      3,000
                                                                       --------

             Heavy Duty Trucks & Parts
     3,340   Missouri Economic Development Export
                  IDA RB, Series 1993B, (CRE)  6.50          6/01/08      3,340
                                                                       --------

             Hotel/Motel
     1,500   Birmingham, AL, Historical Preservation
                  Auth. Taxable RB, Series 1993,
                  (CRE)                        6.57          5/01/18      1,500
     2,100   Ramada Hotel Downtown, San Diego, CA,
                  DEB, (CRE)                   6.35          2/01/96      2,100
     3,000   Rockside Road Properties, Notes,
                  Series 1995, (CRE)           6.10          7/01/10      3,000
                                                                       --------
                                                                          6,600
                                                                       --------

             Housing - Multi/Family
       640   Bartlett, IL, MFH RB, Series 1995,
                               (CRE)           6.45          3/01/25        640
     3,450   Continental Valorem Corp., DEB,
                  Series 1988, (CRE)           6.65          6/01/13      3,450
                                                                       --------
                                                                          4,090
                                                                       --------

             Real Estate
     2,750   Wynrose, Inc., Notes, Series 1995A,
                 (CRE)                         6.15         11/01/05      2,750
                                                                       --------

             Total variable rate demand notes (cost: $30,115)            30,115
                                                                       --------

                                   Cash Equivalents (3.6%)
             Finance - Consumer
      2,751  General Motors Acceptance Corp.
                             (cost: $2,751)    5.90          8/01/95      2,751
                                                                       --------

             Total investments (cost: $74,984)                         $ 74,978
                                                                       ========

Short-Term Bond Fund
Portfolio of Investments in Securities (continued)

July 31, 1995


Portfolio Summary By Industry

   Buildings                              9.6%
   Banks                                  9.1
   Hotel/Motel                            8.7
   Real Estate Investment Trusts          8.1
   Entertainment                          7.9
   Housing - Multi/Family                 5.4
   Tobacco                                5.2
   Heavy Duty Trucks & Parts              4.4
   Electrical Equipment                   4.1
   Automobiles                            3.9
   Retail Stores - General Merchandising  3.9
   Finance - Consumer                     3.6
   Real Estate                            3.6
   Auto Parts                             3.2
   Healthcare - Miscellaneous             3.1
   Textiles - Products                    2.7
   Retail Stores - Department Stores      2.6
   Transportation - Miscellaneous         2.6
   Beverages - Alcoholic                  2.5
   Broadcasters                           2.1
   Finance - Business/Commercial          2.1
                                        -----

                               Total     98.4%
                                        =====


Short-Term Bond Fund
Notes to Portfolio of Investments

July 31, 1995



General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

             CRE  Credit Enhanced
             DEB  Debentures
             IDA  Industrial Development Authority/Agency
             MFH  Multi-Family Housing
             MTN  Medium-Term Note
             RB   Revenue Bond

Specific Notes

(a) Securities hich are exempt from registration by Rule 144A under the Securities Act of 1933 and when purchased were determined to be liquid. Any resale of these securities in the United States will occur in an exempt transaction to a qualified institutional buyer.


See accompanying notes to financial statements.

Short-Term Bond Fund
Statement of Operations
(In Thousands)

Year ended July 31, 1995

Net investment income:
   Interest income                                       $    3,899
                                                         ----------
   Expenses:
        Management fees                                         137
        Transfer agent's fees                                   124
        Custodian's fees                                         53
        Postage                                                  18
        Shareholder reporting fees                               10
        Directors' fees                                           3
        Registration fees                                        40
        Audit fees                                               26
        Legal fees                                                5
        Other                                                     6
                                                         ----------

         Total expenses before reimbursement                    422
        Expenses reimbursed                                    (136)
                                                         ----------
             Total expenses after reimbursement                 286
                                                         ----------
                  Net investment income                       3,613
                                                         ----------
Net realized and unrealized gain (loss) on investments:
   Net realized loss                                           (205)
   Change in net unrealized appreciation/depreciation
                                                              1,174
                                                         ----------
                  Net realized and unrealized gain              969
                                                         ----------
Increase in net assets resulting from operations         $    4,582
                                                         ==========


See accompanying notes to financial statements.

Short-Term Bond Fund
Statements of Changes in Net Assets
(In Thousands)

Year ended July 31, 1995
and Ten-month period ended July 31, 1994


                                                            1995         1994
                                                            ----         ----

From operations:
   Net investment income                                $   3,613    $   1,621
   Net realized loss on investments                          (205)        (342)
   Change in net unrealized appreciation/depreciation of
        investments                                         1,174       (1,207)
                                                        ---------    ---------
        Increase in net assets resulting from operations    4,582           72
                                                        ---------    ---------
Distributions to shareholders from:
        Net investment income                              (3,613)      (1,621)
                                                        ---------    ---------

   Net realized gains                                        -             (33)
                                                        ---------    ---------

From capital share transactions:
   Shares sold                                             61,901       63,856
   Shares issued for dividends reinvested                   3,174        1,469
   Shares redeemed                                        (38,082)     (41,194)
                                                         --------     --------

        Increase in net assets from capital share
               transactions                                26,993       24,131
                                                       ----------   ----------
Net increase in net assets                                 27,962       22,549
Net assets:
   Beginning of period                                     48,228       25,679
                                                       ----------   ----------
   End of period                                       $   76,190   $   48,228
                                                       ==========   ==========

Change in shares outstanding:
   Shares sold                                              6,373        6,420
   Shares issued for dividends reinvested                     327          149
   Shares redeemed                                         (3,927)      (4,167)
                                                       ----------    ---------

        Increase in shares outstanding                      2,773        2,402
                                                       ==========    =========

Authorized shares of $.01 par value                        25,000       25,000
                                                       ==========    =========



See accompanying notes to financial statements.

Short-Term Bond Fund
Notes to Financial Statements
(In Thousands)

July 31, 1995
(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this annual report pertains only to the Short-Term Bond Fund (the Fund).

On November 8, 1993, the Board of Directors of the Company voted to change the Fund's fiscal year end from September 30 to July 31. The financial information for the ten-month period ended July 31, 1994 reflects this change.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

3. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets or 10% of the Fund's assets taken at cost at the time of the borrowing, whichever amount is less. Borrowings under this Agreement will bear interest at
 .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the year ended July 31, 1995.

(3) Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at July 31, 1995. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year. At July 31, 1995, the Fund had capital loss carryovers for federal income tax purposes of approximately $557 which, if not offset by subsequent capital gains will expire in or before 2003. It is unlikely that the Board of Directors of the Fund will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1995 were $85,652 and $53,552, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1995 was $428 and $434, respectively.


(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.


(6) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        Ten-month            Four-month
                                        Year Ended     Period Ended         Period Ended
                                         July 31,        July 31,           September 30,
                                           1995            1994                 1993**
                                           ----            ----                 ----
Net asset value at beginning of period  $   9.74         $   10.08           $  10.00
Net investment income                        .61               .37                .14
Net realized and unrealized gain (loss)      .13              (.33)               .08
Distributions from net investment income    (.61)             (.37)              (.14)
Distributions of realized capital gains       -               (.01)                 -
                                        --------         ---------           --------
Net asset value at end of period        $   9.87         $    9.74           $  10.08
                                        ========         =========           ========
Total return (%)*                           7.90               .39               2.19
Net assets at end of period (000)       $ 76,190         $  48,228           $ 25,679
Ratio of expenses to average net
                       assets (%)            .50(b)            .50(a,b)           .50(a,b)
Ratio of net investment income to
           average net assets (%)           6.34(b)           4.51(a,b)          4.21(a,b)
Portfolio turnover (%)                    103.02            142.08              32.49


* Assumes reinvestment of all dividend income and capital gain distributions during the period.

** Fund commenced operations June 1, 1993.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

                                                        Ten-month            Four-month
                                       Year Ended     Period Ended          Period Ended
                                         July 31,       July 31,            September 30,
                                          1995            1994                  1993
                                          ----            ----                  ----
Ratio of expenses to average net
                          assets (%)      .74             .87(a)                1.57(a)
Ratio of net investment income
           to average net assets (%)     6.10            4.14(a)                3.14(a)

